		MONTHLY SERVICING STATEMENT	Exhibit 99.1
		(Delivered pursuant to subsection 5.03 (a)
		of the Indenture Supplement

		HSBC FINANCE CORPORATION, successor by merger to HOUSEHOLD FINANCE
		CORPORATION ("HSBC FINANCE")
		HOUSEHOLD AFFINITY FUNDING CORPORATION III

		HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I
		Class A, Class B and Class C Notes, Series 2003-1

		This Certificate relates to the Distribution Date occurring on February 15, 2008

1.		Pool One Information

(a)		The aggregate amount of Collections processed for the Due Period
		preceding such Distribution Date was equal to	$283,822,193.67

(b)		The aggregate amount of such Collections with respect to Principal
		Receivables for the Due Period preceding such Distribution Date was
		equal to	$267,947,574.81
	(i)	The total payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (h) ], is	34.20%

(c)		The aggregate amount of such Collections with respect to Finance
		Charge and Administrative Receivables for the Due Period preceding
		such Distribution Date was equal to	$15,874,618.86

	(i)	The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (h) ], is	22.70%

	(ii)	The amount of such aggregate with respect to Finance Charge was equal to	$9,159,737.79

	(iii)	The amount of such aggregate with respect to fees was equal to	$1,767,100.02

	(iv)	The amount of such aggregate with respect to Interchange was equal to	$4,393,214.96

	(v)	The amount of such aggregate with respect to other recoveries was equal to	$105,367.55

	(vi)	The amount of such aggregate with respect to principal recoveries was equal to	$449,198.54

(d)		The Gross Defaulted Amount for the preceding Due Period is	$3,573,506.44
	(i)	The annualized default rate, (d) *12 / (h), is	5.26%

	(ii)	The annualized net default rate, [(d)-(c)(vi)] *12 / (h), is	4.60%

(e)	The Portfolio Yield for such Distribution Date [c(i) - d(ii)]	18.10%

(f)	The total amount of Principal Receivables in Pool One at the beginning
	of the preceding Due Period or, if there were Additions or Removals during the Due
	Period, the average balance for such Due Period is equal to	$815,452,886.43

(g)	The total amount of Principal Receivables in Pool One as of the last day of the
	preceding Due Period is	$761,886,748.48

(h)	The total amount of Principal Receivables in Pool One at the beginning
	of the preceeding Due Period	$815,452,886.43

(i)	The total amount of Finance Charge and Administrative Receivables in
	Pool One as of the last day of the preceding Due Period is	$10,859,828.46

(j)	The aggregate outstanding gross balance of the Accounts which were
	one month delinquent as of the close of business on the last
	day of the calendar month preceding such Distribution Date was equal to	$7,588,168.87

(k)	The aggregate outstanding gross balance of the Accounts which were
	two months delinquent as of the close of business on the last
	day of the calendar month preceding such Distribution Date was equal to	$5,879,827.68

(l)	The aggregate outstanding gross balance of the Accounts which were
	three months+ delinquent as of the close of business on the last
	day of the calendar month preceding such Distribution Date was equal to	$15,200,168.92

(m)	Transferor Amount	$242,406,229.48

(n)	Transferor Interest Percentage (Transferor Amount/aggregate Series Adjusted Invested Amount)	46.66%

2.	Series 2003-1 Information

(a)	The average rate (the weighted average Class A Note Interest Rate, Class B Note
	Interest Rate and Class C Note Interest Rate reduced to take into account the
	non-interest bearing over-collateralization invested amount ) is equal to	4.2967%

(b)	Total investor Collections plus Servicer Interchange is equal to	$173,431,563.73

(c)	Investor percentage of Principal Collections is equal to	$170,694,772.86

(d)	The Floating Investor Percentage for the Due Period preceding such

		Distribution Date was equal to	17.24%

(e)		Investor Finance Charge and Administrative Collections (including Servicer Interchange) is equal to	$2,736,790.87

(f)		Investor Defaulted Amount is equal to	$616,073.99

(g)		The Monthly Servicing Fee plus Unpaid Monthly Servicing Fee is equal to	$87,865.26

(h)		The Series Portfolio Yield for the Due Period preceding such
		Distribution Date was equal to	11.2733%

3.		Determination of Monthly Interest

(a)		The number of days in the Interest Period is equal to	31

(b)		Class A Note Principal Balance - Beginning of the Due Period	$451,750,000.00

(c)		The Class A Note Interest Rate for the Interest Period with respect to
		such Distribution Date is equal to	4.3563%

(d)		Class A Monthly Interest is equal to	$1,694,611.50

(e)		Class B Note Principal Balance - Beginning of the Due Period	$30,000,000.00

(f)		The Class B Note Interest Rate for the Interest Period with respect to
		such Distribution Date is equal to	4.7863%

(g)		Class B Monthly Interest is equal to	$123,644.79

(h)		Class C Note Principal Balance - Beginning of the Due Period	$18,250,000.00

(i)		The Class C Note Interest Rate for the Interest Period with respect to
		such Distribution Date is equal to	5.6863%

(j)		Class C Monthly Interest is equal to	$89,361.00

4.04		Application of Available Funds

	(a)	Available Investor Finance Charge and Administrative Collections	$5,313,232.26

	(i)	The amount of Class A Monthly Interest for such Distribution Date is
		equal to	$1,694,611.50

		The amount of any Class A Monthly Interest previously due but not

	distributed on a prior Distribution Date is equal to	$0.00

	The amount of Class A Additional Interest for such Distribution Date
	is equal to	$0.00

	The amount of any Class A Additional Interest previously due but not
	distributed on a prior Distribution Date is equal to	$0.00

(ii)	The amount of Class B Monthly Interest for such Distribution Date is
	equal to	$123,644.79

	The amount of any Class B Monthly Interest previously due but not
	distributed on a prior Distribution Date is equal to	$0.00

	The amount of Class B Additional Interest for such Distribution Date
	is equal to	$0.00

	The amount of any Class B Additional Interest previously due but not
	distributed on a prior Distribution Date is equal to	$0.00

(iii)	The amount of Class C Monthly Interest for such Distribution Date is
	equal to	$89,361.00

	The amount of any Class C Monthly Interest previously due but not
	distributed on a prior Distribution Date is equal to	$0.00

	The amount of Class C Additional Interest for such Distribution Date
	is equal to	$0.00

	The amount of any Class C Additional Interest previously due but not
	distributed on a prior Distribution Date is equal to	$0.00

(iv)	the Monthly Servicing Fee, and any unpaid Monthly Servicing Fee	$87,865.26

(v)	The Investor Defaulted Amount for such Distribution Date is equal to	$616,073.99

(vi)	The amount distributed to Investor Charge-offs on such Distribution Date is equal to	$0.00

	The amount distributed to unreimbursed Subordinated Principal Collections on such Distribution
	Date is equal to	$0.00

(vii)	The amount applied to accelerate Principal pursuant to Section 503 is equal to	$0.00

	(viii)	The Excess of the Required Reserve Account Amount over the Available Reserve
		Account Amount, to be deposited into the Reserve Account is equal to	$0.00

	(ix)	The balance, if any, to be distributed to the Transferor	$2,701,675.72

5.		Other Information

	(a)	The Investor Percentage for Principal Collections is equal to	63.70%

	(b)	The Series 2003-1 Principal Shortfall is equal to	$0.00

	(c)	The Pool One Shared Principal Collections are equal to	$0.00

	(d)	The total amount to be distributed to Class A Noteholders on
		such Distribution Date in payment of principal is equal to	$451,750,000.00

	(e)	The total amount to be distributed to Class B Noteholders on
		such Distribution Date in payment of principal is equal to	$30,000,000.00

	(f)	The total amount to be distributed to Class C Noteholders on
		such Distribution Date in payment of principal is equal to	$18,250,000.00

	(g)	The total amount to be distributed to the O/C Holder on such Distribution Date in
		payment of Excess O/C Amount is equal to	$15,584,415.57

	(h)	The Monthly Subordination Amount with respect to such
		Distribution Date is equal to	$0.00

	(i)	The amount applied at 404(a)(vi) to reimburse previous Monthly
		Subordination Amounts	$0.00

	(j)	The amount of Investor Charge-Offs for such Distribution
		Date is equal to	$0.00

	(k)	The total amount of reimbursements of Investor Charge-Offs
		for such Distribution Date is equal to	$0.00

	(l)	The Invested Amount at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$0.00

	(m)	The Principal Funding Account Balance at the close of business on such Distribution Date	$0.00

	(n)	The Class A Note Principal Balance at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$0.00

	(o)	The Class B Note Principal Balance at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$0.00

	(p)	The Class C Note Principal Balance at the close of business on such
		Distribution Date (after giving effect to all payments and adjustments
		on such Distribution Date) will be equal to	$0.00

	(q)	The Required O/C Amount at the close of business on such Distribution Date (after
		giving effect to all payments and adjustments on such Distribution Date) will be
		equal to	$0.00

	(r)	The O/C Amount at the close of business on such Distribution Date ( after giving
		effect to all payments and adjustments on such Distribution Date) will be equal to	$0.00

	(s)	Total amount to be on deposit in the Collection Account (after giving effect to
		allocations required to be made pursuant to the terms of all other Series now
		outstanding and to the payment of the Servicer's fee and funding of investor default
		amounts) prior to making distributions on such Distribution Dates is equal to	$520,193,708.58

	(t)	The total amount to be distributed from the Collection Account to the Transferor
		on such Distribution Date (after taking into consideration the amounts which
		have been netted with respect to all Series against deposits to the Collection
		Account) after making all distributions is equal to	$2,701,675.72

6.		As of the Determination Date, the Servicer has determined:

	(i)	The Controlled Accumulation Period Length in Due Periods	5

	(ii)	The commencement date of the Controlled Accumulation Period at the end of business	09/01/2007

	(iii)	The Controlled Accumulation Amount with respect to each Due Period	$125,000,000.00

HSBC FINANCE CORPORATION, successor by merger to HOUSEHOLD FINANCE
CORPORATION ("HSBC FINANCE")
HOUSEHOLD AFFINITY FUNDING CORPORATION III

HOUSEHOLD AFFINITY CREDIT CARD MASTER NOTE TRUST I
Class A, Class B Notes and Class C Notes, Series 2003-1

The undersigned, a duly authorized representative of HSBC Finance Corporation, successor by merger to Household Finance Corporation ("HSBC Finance"), as Servicer (the "Servicer"), pursuant to the Transfer and Servicing Agreement, dated as of
February 18, 2003 as amended and restated thereafter (the "Transfer and Servicing Agreement"), by and among Household Affinity Funding Corporation III, as Transferor, the Servicer, and Wilmington
Trust Company, as Owner Trustee, does hereby certify with respect to the information set forth below as follows:

Capitalized terms used in this Certificate shall have the respective meanings set forth in the Transfer and Servicing Agreement.

HSBC FINANCE is, as of the date hereof, the Servicer
under the Transfer and Servicing Agreement.

The undersigned is a Servicing Officer.

This Certificate relates to the Distribution Date occurring on February 15, 2008

As of the date hereof, to the best knowledge of the undersigned, no
Amortization Event has been deemed to have occurred on or prior to such Distribution Date.

As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Transfer and Servicing Agreement through the Due Period preceding such
Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default,
(ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such default; if applicable, insert "None".

As of the date hereof, to the best knowledge of the undersigned, no
Lien has been placed on any of the Receivables other than pursuant to the Indenture (or, if there is a Lien, such Lien
consists of : ____________________________________________).

The amounts specified to be deposited into and withdrawn from the Collection
Account, as well as the amounts specified to be paid to the Transferor, the
Servicer and the Noteholders are all in accordance with

the requirements of the Transfer and Servicing Agreement, Master Indenture
and Indenture Supplement.

IN WITNESS WHEREOF, the undersigned has duly executed and delivered this
Certificate this 7th day of February, 2008.

HSBC FINANCE CORPORATION
as Servicer,

By: /S/ J. A. Bevacqua
Servicing Officer